UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

US AIRWAYS GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A
(Former name or former address if changed since last report.)

US AIRWAYS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2011, US Airways, Inc. (the “Company”) and US Airways Group, Inc. entered into an Amended and Restated Mutual Asset Purchase and Sale Agreement (the “Mutual APA”) with Delta Air Lines, Inc. (“Delta”). The Mutual APA amends and restates the Mutual Asset Purchase and Sale Agreement dated as of August 11, 2009 by and among the parties. Upon the terms and subject to the conditions provided for in the Mutual APA, Delta would acquire 132 slot pairs at LaGuardia from the Company and the Company would acquire from Delta 42 slot pairs at Reagan National and the rights to operate additional daily service to Sao Paulo, Brazil in 2015, and Delta would pay US Airways $66.5 million in cash. In addition, if required by the regulatory authorities, the transaction could result in the divestiture by Delta of up to 16 slot pairs at LaGuardia and eight slot pairs at Reagan National to airlines with limited or no service at those airports. One slot equals one take-off or landing, and each pair of slots equals one roundtrip flight. The Mutual APA is structured as two simultaneous asset sales. The closing of the transactions contemplated by the Mutual APA is subject to the receipt of customary and necessary closing conditions, including approvals from a number of government agencies including the U.S. Department of Justice, the U.S. Department of Transportation, the Federal Aviation Administration and The Port Authority of New York and New Jersey.

Item 7.01. Regulation FD Disclosure.

On May 23, 2011 the Company and Delta Air Lines disseminated a joint press release announcing the execution of the Mutual APA, which press release is furnished herewith as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

Date: May 23, 2011	By:	/s/ Stephen L. Johnson

	Name:	Stephen L. Johnson
	Title:	Executive Vice President – Corporate and Government Affairs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

Date: May 23, 2011	By:	/s/ Stephen L. Johnson

	Name:	Stephen L. Johnson
	Title:	Executive Vice President – Corporate and Government Affairs

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated May 23, 2011